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                                                                Exhibit 10(z)(6)

                               DATED JULY 6, 2004
                               ------------------

                                 ASHWORTH, INC.

                                  AS MORTGAGOR

                                       AND

                         UNION BANK OF CALIFORNIA, N.A.

                               AS SECURITY TRUSTEE

             -------------------------------------------------------

                             EQUITABLE MORTGAGE OVER
                                   SECURITIES

             -------------------------------------------------------

                              BARLOW LYDE & GILBERT

              Beaufort House 15 St Botolph Street London EC3A 7NJ
             Telephone +44 101 20 7247 277 Fax +44 101 20 7643 8504
                   Website H-vvw.blg.co.uk DK 155 London CDE

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                                    CONTENTS

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CLAUSE                                                                              PAGE
1     INTERPRETATION...........................................................       1

2     CHARGING PROVISIONS......................................................       4

3     PAYMENT OF THE SECURED OBLIGATIONS.......................................       4

4     REPRESENTATIONS AND WARRANTIES...........................................       4

5     COVENANTS................................................................       5

6     ENFORCEMENT..............................................................       9

7     VARIATION AND EXTENSION OF STATUTORY POWERS..............................      10

8     CONTINUING SECURITY......................................................      11

9     FURTHER ASSURANCE AND POWER OF ATTORNEY..................................      12

10    RELEASE OF INVESTMENTS...................................................      13

11    INDEMNITIES..............................................................      13

12    NO WAIVER................................................................      14

13    PAYMENTS AND DISCHARGE...................................................      14

14    CURRENCY.................................................................      15

15    NOTICES..................................................................      16

16    SET-OFF..................................................................      16

17    TRUSTEE PROVISIONS.......................................................      16

18    COUNTERPARTS.............................................................      22

19    LAW AND JURISDICTION.....................................................      22

SCHEDULE

1     THE SECURITIES...........................................................      25

2     FORM OF NOMINEE UNDERTAKING..............................................      26
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THIS DEED is made on July 6, 2004

BETWEEN:

(1) ASHWORTH, INC., a Delaware corporation, with offices at 2765 Loker Avenue West, Carlsbad, CA 92008, USA (the "MORTGAGOR"); and

(2) UNION BANK OF CALIFORNIA, N.A. acting through its office at 530 B Street, 4th Floor, San Diego, CA 92101-4407, Mail Code S-420 in its capacity as security trustee for the Beneficiaries (the "SECURITY TRUSTEE").

WITNESSES as follows:

1           INTERPRETATION

1.1         DEFINITIONS

            Throughout this Deed, including the Schedules, the following words and phrases shall have the following meanings:

            ACT: the Law of Property Act 1925;

            AGREEMENT: the revolving/term loan credit agreement dated on or about the date of this Deed made between (1) the Mortgagor (2) the Administrative Agent and (3) the other Lenders Party thereto whereby it was agreed that there should be made available to the Mortgagor a revolving credit facility of up to fifty-five million US dollars (US $55,000,000) upon the terms and conditions contained in it;

            BENEFICIARIES: the Administrative Agent, the Agent, the Lenders, Union Bank of California and the Security Trustee and "BENEFICIARY" means any one of them;

            DERIVATIVE ASSETS: all assets deriving from any of the Securities including all allotments, accretions, offers, rights, dividends, interest, income, benefits and advantages whatsoever at any time accruing, offered or arising in respect of or incidental to any of the Securities and all stocks, shares, rights, money or property accruing or offered at any time by way of conversion, redemption, bonus, preference, exchange, purchase, substitution, option, interest or otherwise in respect thereof;

            EXPENSES: all banking, legal and other costs, charges, expenses and/or liabilities (including any VAT thereon) paid or, if earlier, incurred by or on behalf of the Security Trustee and any other Beneficiary in each case on a full indemnity basis in relation to any of the Investments, or in protecting, preserving, improving, considering the enforcement or exercise of or enforcing or exercising or attempting to enforce or exercise, any rights arising under or pursuant to any of the Loan Documents, and/or in procuring the payment, performance or

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            discharge of any of the Secured Obligations and including, without limitation, the principal amount of any borrowings together with interest thereon and all other expenses and/or liabilities of the Security Trustee or any other Beneficiary incurred from time to time in relation to the exercise of any of its rights or powers referred to in the Loan Documents;

            INVESTMENTS: the Securities and the Derivative Assets;

            NOMINEE UNDERTAKING: an undertaking substantially in the form set out in Schedule 2;

            SECURED OBLIGATIONS: all monies, obligations and liabilities (whether present or future, actual or contingent) on the part of the Mortgagor to any of the Beneficiaries to be paid, performed or discharged, whether directly or indirectly, under or pursuant to the terms of any of the Loan Documents and/or in connection with the loan facility or other financial accommodation from time to time granted or otherwise made available pursuant thereto, together with all Expenses and any interest under the terms of this Deed;

            SECURITIES: all shares, stocks, debentures, debenture stock, bonds and securities of any kind whatsoever owned by the Mortgagor (including rights to subscribe for, convert into or otherwise acquire the same) whether marketable or otherwise, and all other interests (including loan capital) of the Mortgagor both present and future in Ashworth UK Limited, details of which appear in Schedule 1 and any benefit, entitlement or interest to, in or in relation to any such Securities;

            TRUSTEE ACT: the Trustee Act 1925 as amended by the Trustee Investment Act 1961 and the Trustee Act 2000; and

            VAT: value added tax or any similar tax substituted therefor.

1.2         CONSTRUCTION

1.2.1 Words and phrases which are not defined or construed in this Deed but which are defined or construed in the Agreement, the Act or the Insolvency Act 1986 shall be construed as having the meanings ascribed to them therein. To the extent that there is any inconsistency between the terms of this Deed and the Agreement, the terms of the Agreement shall prevail.

1.2.2 In construing this Deed, general words introduced by the word "OTHER" shall not be given a restrictive meaning by reason of the fact that they are preceded by words indicating a particular class of acts, matters or things and general words shall not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words. In addition, the words

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            "ANY OF" shall be construed as a reference to any one or more
            (including all) of the rights, assets, liabilities or other things referred to.

1.2.3 The security constituted by, and the rights of the Security Trustee under, this Deed shall be enforceable notwithstanding any change in the constitution of the Security Trustee or its absorption in or amalgamation with any other person or the acquisition of all or part of its undertaking by any other person.

1.2.4 The headings in this Deed are inserted for convenience only and shall not affect its construction or interpretation and references to a clause or Schedule are (unless otherwise stated) to a clause in, or a Schedule to, this Deed.

1.2.5 Any reference in this Deed to "THIS DEED" or to any other agreement or document shall, unless the context otherwise requires, be construed as a reference to this Deed or to such other agreement or document as the same may from time to time be amended, varied, supplemented, novated or replaced and shall include any document which is supplemental to, is expressed to be collateral with, or is entered into pursuant to or in connection with, the terms of this Deed or of such other agreement or document.

1.2.6 The illegality, invalidity or unenforceability of any provision of this Deed under the law of any jurisdiction shall not affect its validity or enforceability under the law of any other jurisdiction.

1.2.7 This Deed shall constitute a "security agreement", as contemplated by Section 9.203(b)(3) of the UCC.

1.2.8 Save where the context otherwise requires, the plural of any term includes the singular and vice versa.

1.2.9 Any reference in this Deed to any statute or statutory provision shall, unless the context otherwise requires, be construed as a reference to such statute or statutory provision as in force at the date of this Deed and as subsequently re enacted or consolidated and shall also include all instruments, orders and regulations for the time being made thereunder or deriving validity therefrom.

1.2.10 The terms of this Deed may only be enforced by a party to it and the operation of the Contracts (Rights of Third Parties) Act 1999 is excluded.

1.2.11 In this Deed the expressions "THE MORTGAGOR", "THE SECURITY TRUSTEE" and "A BENEFICIARY" shall, unless the context otherwise requires, include their respective assignees or successors in title,

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            whether immediate or derivative in relation to their respective interests.

2           CHARGING PROVISIONS

2.1         CHARGE OVER INVESTMENTS

            The Mortgagor with full title guarantee and as a continuing security for the payment and discharge of the Secured Obligations hereby charges and agrees to mortgage to the Security Trustee the Investments, provided that:

            2.1.1 in the case of any Securities issued and outstanding at any time, the amount of such Securities which are the subject of the security constituted by this Deed shall be 65% of any such Securities at that time; and

            2.1.2 in the case of any Derivative Assets relating to any
                  Securities, the amount of such Derivative Assets which are the subject of the security constituted by this Deed shall be 65% of any such Derivative Assets at that time.

2.2         FURTHER ADVANCES

            The security constituted by this Deed secures present and further advances.

3           PAYMENT OF THE SECURED OBLIGATIONS

            The Mortgagor hereby covenants to pay, perform and discharge to the Security Trustee the Secured Obligations on the due date or dates for payment, performance and discharge or, in the absence of any such date, forthwith upon any demand made by the Security Trustee.

            4 REPRESENTATIONS AND WARRANTIES

            The Mortgagor represents and warrants that:

            4.1 BENEFICIAL OWNER: it is the sole, absolute and beneficial owner of the Securities and of all other Investments owned by it as at the date of this Deed, free and clear from any Lien other than permitted under the Agreement;

            4.2 NO DISPOSALS: except in accordance with the terms of the Agreement, it has not disposed of any interest in, or granted any rights (whether of pre-emption or otherwise) over, any of the Investments nor agreed to do any of the same;

            4.3 NO CLAIMS: none of the Investments is the subject of any claim, assertion, right, action or other restriction or

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                  arrangement of whatever nature which does or may impinge upon the ownership of the Investments by the Mortgagor and the Investments are and will be fully paid up;

            4.4 STATUS: it is a corporation duly incorporated and validly existing under the laws of the State of Delaware, USA and has the power and authority to own its assets and to conduct the business and operations which it conducts or proposes to conduct;

            4.5 POWERS AND AUTHORITY: it has full power and authority to enter into and perform this Deed and has taken all necessary corporate or other action to authorise the execution, delivery and performance of this Deed;

            4.6 AUTHORISATIONS: all action, conditions and things required by all applicable laws and regulations to be taken, fulfilled and done in order to (i) enable it lawfully to enter into, exercise its rights under and perform and comply with its obligations under this Deed, (ii) ensure that those obligations are valid, legally binding and enforceable and
                  (iii) make this Deed admissible in evidence in England and Wales and (if different) its jurisdiction of incorporation have been taken, fulfilled and done (or, in the case of registrations, will be effected within any applicable required period);

            4.7 NON-VIOLATION: the execution by it of this Deed and the exercise by it of its rights and performance of or compliance with its obligations under this Deed do not and will not violate (i) any law or regulation to which it or any of its assets is subject or (ii) any agreement to which it is a party or which is binding on it or any of its assets; and

            4.8 OBLIGATIONS BINDING: its obligations under this Deed are valid, legally binding and enforceable.

5           COVENANTS

5.1         THE INVESTMENTS

            The Mortgagor covenants with the Security Trustee that it will:

            5.1.1 DEPOSIT OF DOCUMENTS OF TITLE: forthwith upon execution of this Deed and as soon as practicable following its acquisition of any Investment, deposit or procure the deposit with the Security Trustee and permit the Security Trustee to hold and retain all stock and share certificates and documents of title relating to each of the Investments mortgaged or charged pursuant to clause 2.1 of this Deed at such time;

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            5.1.2 EXECUTION OF TRANSFERS: forthwith upon execution of this Deed
                  (in relation to the Investments mortgaged or charged pursuant to clause 2.1 of this Deed) and as soon as practicable following its acquisition of any Investment and at any other time upon request by the Security Trustee, promptly deliver to the Security Trustee such instruments of transfer (with the name of the transferee, the consideration and the date left blank but otherwise duly completed and executed) and other documents as the Security Trustee may from time to time require for perfecting its title to any of the Investments mortgaged or charged pursuant to clause 2.1 of this Deed (duly executed by or signed on behalf of the registered holder) or for vesting or enabling it to vest the same in itself or any of its nominees or in any purchaser provided that, to the extent that any such Investments are held by any nominee of the Mortgagor, the provisions of this clause 5.1.2 shall be satisfied in relation to such Investments if the Security Trustee receives from such nominee a duly executed Nominee Undertaking relating to such Investments together with such instruments of transfer (with the name of the transferee, the consideration and the date left blank, but otherwise duly completed and executed) and other documents as the Security Trustee may from time to time require for perfecting its title to such Investments and provided also that, in the event of any transfer being effected, neither the Security Trustee nor any of its nominees shall be liable for any loss occasioned by any exercise or non-exercise of rights attached to such Investments or by any failure to report to the Mortgagor any notice or other communication received in respect of such Investments;

            5.1.3 NO RESTRICTIONS ON TRANSFER: ensure that the Investments are at all times free from any restriction on transfer (whether under any relevant constitutive documents or otherwise) by the Security Trustee or its nominees to perfect or enforce the security constituted or intended to be constituted by this Deed and procure that the board of directors of any company in which any of the Investments are held approves any transfer of any of the Investments desired to be made by the Security Trustee in the exercise of the rights, powers and remedies conferred upon it by this Deed or by law.

            5.1.4 DERIVATIVE ASSETS: upon the accrual, offer or issue of any
                  Derivative Assets (apart from dividends, interest payments or other payments of money, as the case may be, forming part of the Investments) which have not accrued or been offered or issued to the Security Trustee or its nominees as registered holder of the Investments to which those Derivative Assets relate deliver or pay to the Security Trustee (or procure the

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                   delivery or payment to the Security Trustee of) all such
                   Derivative Assets and any certificates and other documents of title to or representing the same together with each of the documents required to be duly executed, completed and delivered under and in accordance with the terms of clause 5.1.2.

            5.1.5 CALLS: duly and promptly pay or procure the payment of all calls, instalments and other payments in respect of any of the Investments provided that if it defaults in making or procuring any such payment the Security Trustee may (but shall not be obliged to) pay such amounts on behalf of the Mortgagor and shall be reimbursed by the Mortgagor forthwith on demand;

            5.1.6 COMMUNICATIONS: notify the Security Trustee of the contents of any communication or document received by it in relation to any of the Investments;

            5.1.7 NEGATIVE PLEDGE: not create or purport to create or permit to subsist any Lien on or over any of the Investments or any interest in the Investments other than permitted under the Agreement;

            5.1.8 NO DISPOSALS: not sell, transfer, assign, lend or otherwise dispose of, or grant any rights (whether of pre-emption or otherwise) over, any of the Investments or any interest in the Investments or attempt or agree to do so (other than to the Security Trustee or a nominee of the Security Trustee);

            5.1.9 EXERCISE OF VOTING RIGHTS BY MORTGAGOR: exercise any voting rights attaching to the Investments in such manner as it thinks fit, provided that such voting rights shall not be exercised in any manner which is inconsistent with the security constituted or intended to be constituted by this Deed or is in breach of any of the provisions of any of the Loan Documents and notwithstanding the foregoing, at any time after the Security Trustee shall have demanded the discharge of any of the Secured Obligations, procure that all voting and other rights in respect of the Investments are exercised in accordance with the Security Trustee's instructions;

            5.1.10 VARIATION OF RIGHTS: not, by the exercise of any voting rights or otherwise, permit or agree to any proposed compromise, arrangement, capital reorganisation, conversion, exchange, repayment or takeover offer affecting or in respect of any of the Investments.

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5.2         EXERCISE OF VOTING RIGHTS BY SECURITY TRUSTEE AND DIVIDEND
            ENTITLEMENT

            If any of the Investments are transferred into the name of the Security Trustee or any nominee of the Security Trustee or any nominee of the Security Trustee, then (subject always to the provisions of clause 6.1):

            5.2.1 the Security Trustee shall use all reasonable endeavours to procure that all voting rights attached to such Investments are exercised as the Mortgagor shall direct provided that the Security Trustee shall not be obliged to comply with the Mortgagor's directions if, as a result, such voting rights would be exercised in any manner which (a) is inconsistent with the security constituted or intended to be constituted by this Deed or (b) is in breach of any provision of any of the Loan Documents or (c) would or might result in permission or agreement being given to any compromise, capital reorganisation, conversion, exchange, repayment or takeover offer affecting or in respect of any of the Investments or to any variation of the rights attaching to or conferred by any of the Investments; and

            5.2.2 any and all dividend and interest payments and other distributions accruing on or deriving from the Investments shall be paid to the Mortgagor.

5.3         OTHER COVENANTS

            The Mortgagor covenants with the Security Trustee that it will:

            5.3.1 OBLIGATIONS GENERALLY: comply with its obligations in the Loan
                  Documents and comply with every covenant (whether restrictive or otherwise), obligation and provision on its part to be complied with (and use its best endeavours to procure compliance by each other party thereto with every covenant, obligation and provision on the part of each such other party to be complied with) contained in any document affecting the Investments or their use and enjoyment;

            5.3.2 VALUE OF THE SECURITY: not do or cause or permit to be done anything which may in any way depreciate, jeopardise or otherwise prejudice the value of the security constituted or intended to be constituted by this Deed.

5.4         INFORMATION COVENANTS

5.4.1 GENERAL: The Security Trustee may at any time seek from any person having dealings with the Mortgagor such information about the Mortgagor and its affairs as the Security Trustee may think fit. The

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            Mortgagor authorises and requests any such person to provide any such information to the Security Trustee and agrees to provide such further authority for this purpose as the Security Trustee may require from time to time.

5.4.2 INVESTIGATIONS: If the Security Trustee so requests at any time, the Mortgagor shall appoint accountants nominated by the Security Trustee to investigate the financial affairs of the Mortgagor and any Subsidiary of the Mortgagor or company of which the Mortgagor is a Subsidiary. For the purposes of this clause 5.4.2, the Mortgagor authorises the Security Trustee to make such appointment on the Mortgagor's behalf. In every case the costs, fees and expenses of such accountants shall be paid by the Mortgagor, but the Security Trustee may, at its sole discretion, pay such costs, fees and expenses on behalf of the Mortgagor and, in such case, the Mortgagor agrees to reimburse the Security Trustee forthwith on demand.

6           ENFORCEMENT

6.1         POWER OF SALE

            At any time after the occurrence of an Event of Default described in the Agreement which is continuing, the security constituted by this Deed shall become enforceable and the Security Trustee (or its nominee(s)) shall have an immediate and absolute power of sale or other disposition over the Investments (including, without limitation, the power to execute, seal, deliver or otherwise complete any transfers or other documents required to vest any of the Investments in the Security Trustee, any of its nominees or in any purchaser of any of the Investments) and pending any such sale the Security Trustee (or its nominee(s)) shall, notwithstanding any other provision of this Deed, have the right (a) to exercise (or direct the exercise of) any and all voting rights attaching to any of the Investments in such manner as it shall in its sole discretion think fit and (b) to receive, retain and give a good discharge for any and all payments falling due in respect of dividends or other distributions of profits or capital on or arising from any of the Investments notwithstanding that they may have accrued in respect of a period prior to the time at which the security constituted by this Deed shall have become enforceable.

6.2         PROCEEDS OF SALE

            The proceeds of any sale of the Investments by the Security Trustee shall be applied in discharging the Secured Obligations in such order as the Security Trustee may determine in its absolute discretion and any balance shall be paid to the Mortgagor.

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7           VARIATION AND EXTENSION OF STATUTORY POWERS

7.1         STATUTORY POWERS GENERALLY

            The powers conferred on mortgagees by the Act and the Insolvency Act 1986 shall apply to this Deed except insofar as they are expressly or impliedly excluded and where there is any ambiguity or conflict between the powers contained in the Act and/or the Insolvency Act 1986 and those contained in this Deed the terms of this Deed shall (so far as the law allows) prevail.

7.2         SECURITY TRUSTEE'S POWERS

            The restrictions contained in sections 93 and 103 of the Act shall not apply to the security constituted or intended to be constituted by this Deed and the powers contained in section 101 of the Act shall be immediately exercisable after the Security Trustee shall have demanded the discharge of any of the Secured Obligations.

7.3         TRUSTEE POWERS

            The Security Trustee and its nominees may in relation to any of the Investments, at any time exercise all the powers given to trustees by the Trustee Act in respect of any securities or property subject to a trust. Any payments made by the Security Trustee under this clause shall be paid by the Mortgagor to the Security Trustee forthwith on demand.

7.4         NO LIABILITY

            It is agreed and declared that no exercise by the Security Trustee of any one or more of the powers contained in this Deed shall render the Security Trustee liable for any loss or damage (including, without limitation, loss upon realisation of any of the Investments) save where caused by its gross negligence or wilful default.

7.5         PROTECTION FOR THIRD PARTIES

            No third party dealing with the Security Trustee or its or his agents shall, whether before, on or after any contract, disposition or assurance in relation to any of the Investments in such third party's favour be concerned to enquire whether any of the Secured Obligations have become payable or whether any power which the Security Trustee purports to exercise has become exercisable or whether any of the Secured Obligations remain undischarged or to see to the application of any money paid to the Security Trustee.

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7.6         DELEGATION

            The Security Trustee may at any time delegate by power of attorney or in any other manner to any person or persons any of the powers (including the power of attorney contained in clause 9.3), authorities and discretions which are for the time being exercisable by the Security Trustee under this Deed in relation to any of the Investments. Any such delegation may be made upon such terms (including power to sub-delegate) and subject to such regulations as the Security Trustee may think fit. The Security Trustee shall not, save for its gross negligence or wilful default, be in any way liable or responsible to the Mortgagor for any loss or damage arising from any act, default, omission or misconduct on the part of any such delegate or sub-delegate.

7.7         SUSPENSE ACCOUNTS

            The Security Trustee may place and keep (for such time as it or he shall consider prudent) any money received, recovered or realised pursuant to this Deed in a separate suspense account (to the credit of either the Mortgagor or the Security Trustee as the Security Trustee shall think fit) without any obligation to apply the same or any part thereof in or towards the discharge of the Secured Obligations.

7.8         SECURITY TRUSTEE'S POWER TO REMEDY BREACHES

            If at any time the Mortgagor fails to perform any of the covenants contained in this Deed it shall be lawful for the Security Trustee, but the Security Trustee shall have no obligation, to take such action on behalf of the Mortgagor (including, without limitation, the payment of money) as may in the Security Trustee's reasonable opinion be required to ensure that such covenants are performed. Any losses, costs, charges and expenses incurred by the Security Trustee in taking such action shall be reimbursed by the Mortgagor on demand.

8           CONTINUING SECURITY

8.1         SUBSEQUENT CHARGES

8.1.1 If the Security Trustee receives notice (whether actual or constructive) of any subsequent Lien or other interest affecting any of the Investments or any interest in any of the Investments, or of any other matter which may cause the security created by or pursuant to the terms of this Deed to cease to be a continuing security the Security Trustee may open a new account or accounts for the Mortgagor.

8.1.2 If the Security Trustee does not open a new account pursuant to clause 8.1.1 then, unless the Security Trustee shall notify the Mortgagor to the contrary, it shall nevertheless be treated as if it had done so at the

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            time when it received such notice and as from that time all payments made by or on behalf of the Mortgagor to the Security Trustee shall be credited or deemed to have been credited to the new account and shall not operate to reduce the amount due from the Mortgagor at the time when it received such notice.

8.2         GENERAL

            The security constituted by this Deed shall be a continuing security notwithstanding any settlement of account or other matter whatsoever and is in addition to and shall not merge or otherwise prejudice or affect (or be prejudiced or affected by) the security constituted by any Lien, guarantee or other assurance now or hereafter held by the Security Trustee or any right or remedy of the Security Trustee in respect of the same and shall not be in any way prejudiced or affected by the invalidity thereof, or by the Security Trustee now or hereafter dealing with, exchanging, releasing, modifying or abstaining from perfecting or enforcing any of the same, or any rights which it may now or hereafter have, or giving time for payment or indulgence or compounding with any other person liable.

9           FURTHER ASSURANCE AND POWER OF ATTORNEY

9.1         FURTHER ASSURANCE

            The Mortgagor shall execute in favour of the Security Trustee, or as the Security Trustee may otherwise direct, such further assignments, transfers, mortgages, charges, Lien or other documents as in each case the Security Trustee shall stipulate (any such assignment, transfer, mortgage, charge, Lien or document to be in such form and to contain such provisions as the Security Trustee shall require) over the Investments and do such other acts or things, in each case for the purpose of more effectively providing security for the payment, performance and discharge of the Secured Obligations, in accordance with the terms of this Deed, or of enabling the Security Trustee to vest any of the Investments in the Security Trustee or its nominee(s).

9.2         VESTING OF TITLE

            The Mortgagor agrees that it will from time to time execute as a deed or under hand (as applicable) and deliver all transfers, powers of attorney and other documents which the Security Trustee may require for perfecting its title to any of the Investments, in accordance with the terms of this Deed, or for vesting or enabling it to vest any of the Investments in itself or its nominees. The Mortgagor further agrees that if at any time the Security Trustee should hold any transfer with any detail not yet completed the Security Trustee shall have the authority to complete and deliver such transfer.

9.3         APPOINTMENT

9.3.1 The Mortgagor, by way of security for the performance of the Mortgagor's obligations under this Deed, irrevocably appoints the Lender and the persons deriving title under it and separately any Receiver jointly or severally to be its attorney or attorneys for it and in the name and on behalf and as the act and deed or otherwise of the Mortgagor to sign, seal, execute, deliver, perfect and do all deeds, instruments, acts and things which may be required:

            (a) for carrying out any obligations imposed on the Mortgagor by or pursuant to this Deed;

            (b) for carrying any sale, lease or other dealing whatsoever. by the Lender or Receiver into effect;

            (c) for conveying or transferring any legal estate or other interest in land or any other property whatsoever;

            (d)   for getting in all or any part of the Securities; and

            (e) generally for enabling the Lender and any Receiver to exercise the respective powers, authorities and discretions conferred on them by or pursuant to this Deed or by law.

9.3.2 The provisions of this clause 9.3 shall take effect as and by way of variation to the provisions of Section 109(8) of the Act 1925 which provisions as so varied and extended shall be deemed incorporated herein as if they related to a receiver of the Securities and not merely a receiver of the income thereof.

10          RELEASE OF INVESTMENTS

            The Mortgagor agrees that if any of the Investments charged by this Deed are released from such charge the Security Trustee may release securities of the same class and denomination as the Investments concerned rather than the identical Investments deposited or transferred under this Deed.

11          INDEMNITIES

11.1        GENERAL

            The Mortgagor agrees to indemnify the Security Trustee (and its nominees) on demand against all losses, actions, claims, expenses, demands or liabilities whether in contract, tort or otherwise now or hereafter incurred by any of them or by any manager, agent, officer or employee for whose liability, act or omission any of them may be answerable for anything done or omitted in the exercise or purported exercise of the powers contained in this Deed or occasioned by any breach by the Mortgagor of any of its covenants or other obligations under this Deed or otherwise arising out of or in connection with any of the Investments or the security constituted or intended to be constituted by this Deed save where the same arises as a result of the negligence, fraud, default or wilful misconduct of the Security Trustee.

11.2        TAXES

            The Mortgagor agrees to indemnify the Security Trustee on demand against all present or future stamp or other taxes or duties and any penalties or interest with respect thereto which may be imposed by any competent authority in connection with the execution or enforcement of this Deed or in consequence of any payment made pursuant hereto being impeached or declared void for any reason whatsoever.

12          NO WAIVER

            No failure or delay by the Security Trustee in exercising any right or remedy shall operate as a waiver thereof, nor shall any single or any partial exercise or waiver of any right or remedy preclude its further exercise or the exercise of any other right or remedy as though no waiver had been made and no relaxation or indulgence granted.

13          PAYMENTS AND DISCHARGE

13.1        PAYMENT WITHOUT DEDUCTION

            All payments to be made to the Security Trustee under this Deed shall be made free and clear of and (save as required by law) without any deduction for or on account of any tax, withholding, charges, set-off or counterclaim. All payments shall be made into such account or accounts as the Security Trustee may from time to time specify for that purpose.

13.2        GROSS-UP AND TAX RECEIPTS

            If the Mortgagor is required by law to make a deduction or withholding from any payment made under this Deed then the sum payable by the Mortgagor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding, the Security Trustee receives and retains (free from any liability in respect of any such deduction or withholding) a net sum equal to the sum which it would have received and so retained had no such deduction or withholding been made or been required to be made. If the Mortgagor makes any payment under this Deed in respect of which it is required by law to make any deduction or withholding it shall pay the full amount to be deducted or withheld to the relevant taxation or other authority within the time allowed for such payment under applicable law and shall deliver to the Security Trustee within thirty days after it has made such payment to the applicable authority an original receipt or other appropriate evidence issued by such authority evidencing the payment to such authority of all amounts so required to be deducted or withheld from such payment.

13.3        REINSTATEMENT

            Any settlement or discharge under this Deed between the Security Trustee and the Mortgagor shall be conditional upon no security or payment to the Security Trustee by the Mortgagor or any other person being avoided or set aside or ordered to be refunded or reduced by or pursuant to any applicable law or regulation and, if such condition is not satisfied, the Security Trustee shall be entitled to recover from the Mortgagor on demand the value of such security or the amount of any such payment as if such settlement or discharge had not occurred.

13.4        RELEASES

            Without prejudice to any terms of any of the Loan Documents regarding the giving of consents, releases and/or discharges to the Mortgagor (whether to facilitate any disposition in relation to any of the Investments or otherwise) the Security Trustee shall, at the request and cost of the Mortgagor following the irrevocable payment and discharge in full of the Secured Obligations (with the Security Trustee being under no further obligation, actual or contingent, to the Mortgagor) and provided that the security constituted by this Deed shall not have been enforced, and the Security Trustee is satisfied that such payment is not subject to avoidance or liable to be set aside, refunded or reduced as referred to in clause 13.3, duly execute and do all such deeds, acts and things as may be necessary to release from the security constituted by this Deed the assets which are then subject to it.

14          CURRENCY

            Any amount received or recovered by the Security Trustee in respect of any sum expressed to be due to it from the Mortgagor under this Deed in a currency other than the currency (the "contractual currency") in which such sum is so expressed to be due (whether as a result of, or of the enforcement of, any judgment or order of the court or tribunal of any jurisdiction, the winding up of the Mortgagor or otherwise) shall only constitute a discharge to the Mortgagor to the extent of the amount of the contractual currency that the Security Trustee is able, in accordance with its usual practice, to purchase with the amount of the currency so received or recovered on the date of receipt or recovery (or, if later, the first date on which such purchase is practicable). If the amount of the contractual currency so purchased is less than the amount of the contractual currency so expressed to be due, the Mortgagor shall indemnify the Security Trustee against any loss sustained by it as a result, including the cost of making any such purchase.

15          NOTICES

            Any demand, notice or other communication to be made on or delivered to the Mortgagor hereunder or in respect of any of the Secured Obligations shall be made in accordance with clause 10.02 of the Agreement.

16          SET-OFF

            The Mortgagor authorises the Security Trustee without prior notice to the Mortgagor to apply any credit balance (whether or not then due) to which the Mortgagor is at any time beneficially entitled on any account at any office of the Security Trustee in or towards satisfaction of the Secured Obligations (and on or at any time after the Security Trustee shall have demanded the discharge of the Secured Obligations the Security Trustee may make such application notwithstanding any specified maturity of any deposits standing to the credit of any account of the Mortgagor with the Security Trustee) and for this purpose the Security Trustee is authorised to purchase with the monies standing to the credit of any such account such other currencies as may be necessary to effect such application. The Security Trustee shall not be obliged to exercise any of its rights under this clause which shall be without prejudice to and in addition to any rights of set-off, combination of accounts, consolidation or other rights to which it is at any time otherwise entitled (whether by operation of law, contract or otherwise).

17          TRUSTEE PROVISIONS

17.1        DECLARATION OF TRUST

            The Security Trustee shall hold the security constituted by this Deed and the benefit of all related rights in trust for the benefit of the Beneficiaries on the terms and subject to the conditions set out in this Deed.

17.2        PERPETUITY PERIOD

            The perpetuity period under the rule against perpetuities (if applicable to this Deed) shall be the period of eighty years from the date of this Deed.

17.3        SUMS RECEIVED BY THE SECURITY TRUSTEE

            Pending distribution under clause 17.4, the Security Trustee shall, if reasonably practicable, place any sum received, recovered or held by it in respect of the Investments in an interest bearing suspense account with a bank or financial institution in the name of or under the control of the Security Trustee. The interest paid on such account shall be credited to the relevant account.

17.4        APPLICATION OF SUMS RECEIVED

            Subject to the other provisions of this clause 17, the Security Trustee shall apply all amounts standing to the credit of any account referred to in clause 17.3 and any other amounts realised pursuant to the exercise of any rights or powers it might have pursuant to this Deed:

            17.4.1 first, in the payment of any costs, charges and expenses of or incidental to the appointment of any receiver under the Act, the payment of his remuneration and the payment and discharge of any other Expenses incurred by or on behalf of such receiver;

            17.4.2 secondly, in or towards payment of any debts or claims which are by statute payable in preference to the Secured Obligations but only to the extent to which such debts or claims have such preference;

            17.4.3 thirdly, in or towards payment and discharge pro rata of any
                   Secured Obligations then due, owing or incurred to the Security Trustee, in its capacity as Security Trustee (and not in any other capacity) for its own account;

            17.4.4 fourthly, in payment to the Agent to be applied by the Agent in or towards payment and discharge of the balance of the Secured Obligations (if any) in accordance with the provisions of Section 3 of the Agreement; and

            17.4.5 fifthly, in payment of the surplus (if any) to the Mortgagor or such other person entitled thereto.

17.5        SECURITY TRUSTEE'S SOLE RIGHT TO APPROPRIATE

            The Mortgagor shall not have the right to appropriate any payment to, or other sum received, recovered or held by, the Security Trustee in or towards payment of any particular part of the Secured Obligations and the Security Trustee shall have the exclusive right to appropriate any such payment or other sum as provided in this clause 17.

17.6        TIMING OF DISTRIBUTION

            Distributions by the Security Trustee shall be made at such times as the Security Trustee in its absolute discretion determines to be as soon as is reasonably practicable, having regard to all relevant circumstances, and the Security Trustee shall have no liability whatsoever for any loss or damage which any Beneficiary might sustain as a consequence of the timing of any such distribution.

17.7        DATE FOR CALCULATION OF SECURED OBLIGATIONS

            For the purpose of any distribution by the Security Trustee, the Security Trustee may, by written notice to the Beneficiaries, fix a date (being not earlier than the date of such notice) as at which the amount of the Secured Obligations are to be calculated.

17.8        CERTIFICATE FROM BENEFICIARY

            For the purposes of determining the amount of any payment to be made to any Beneficiary pursuant hereto the Security Trustee shall be entitled to call for and rely upon (and it is the intention of the parties that the Security Trustee shall rely upon) a certificate from the relevant Beneficiary of the amount and nature of any amount due, owing or incurred to the relevant Beneficiary at the date fixed by the Security Trustee for such purpose and as to such other matters as the Security Trustee may deem necessary or desirable to enable it to make a distribution.

17.9        MISTAKEN PAYMENTS

            If the Security Trustee makes any distribution contrary to any of the provisions of this clause 17 or any distribution made by it otherwise transpires to have been invalid or the Security Trustee and the person receiving such distribution agree that it should be refunded, the recipient shall, to the extent that no charge is thereby created, hold the proceeds of that distribution on trust to repay to the Security Trustee forthwith on demand. If the trust imposed by this clause 17.9 cannot be given effect to for whatever reason, including the possible creation thereby of a charge, the relevant recipient shall, if and when so requested by the Security Trustee, pay an amount equal to the proceeds of that distribution required to be held on trust to the Security Trustee.

17.10       SUPPLEMENT TO TRUSTEE ACT

            By way of supplement to the Trustee Act it is expressly declared as follows:

17.10.1 EXPERTS: the Security Trustee may, in relation to this Deed, act or rely upon the opinion or advice of, or any information obtained from, any lawyer, valuer, surveyor, broker, auctioneer, accountant or other expert commissioned by the Security Trustee and shall not be responsible to anyone for any loss or damage occasioned by so acting or relying. Any such opinion, advice or information may be sent or obtained by letter, telex, cable, facsimile transmission or otherwise and the Security Trustee will not be liable to anyone for acting in good faith on any opinion, advice or information purporting to be conveyed by such means even if it contains some error or is not authentic or validly signed;

17.10.2 CERTIFICATE OF THE MORTGAGOR: the Security Trustee may call for and may accept as sufficient evidence a certificate of the Mortgagor signed by any director of the Mortgagor to the effect that any particular dealing, transaction, step or thing is, in the opinion of the said director, suitable or expedient or as to any other fact or matter upon which the Security Trustee may, in the exercise of any of its rights, powers or duties hereunder, require to be satisfied and the Security Trustee need not call for further evidence and will not be responsible to anyone for any loss or damage occasioned by acting on any such certificate;

17.10.3 INTERPRETATION OF THIS DEED: the Security Trustee (as between itself and each of the Beneficiaries) shall have full power to determine in good faith all questions and doubts arising in relation to any of the provisions of this Deed and every such determination, whether made upon such a question actually raised or implied in the acts or proceedings of the Security Trustee, shall be conclusive and shall (save for manifest error) bind the Security Trustee and each Beneficiary;

17.10.4 TITLE: the Security Trustee shall accept without enquiry, requisition, objection or investigation such title as the Mortgagor (or, as the case may be, any nominee) has to the Investments to the intent that the Security Trustee shall not in any way be responsible for its inability to exercise any of its rights or powers or duties hereunder or for any loss or damage thereby occasioned;

17.10.5 PERFECTION OF SECURITY: the Security Trustee shall not be liable for any failure, omission or defect in perfecting any security created or purported to be created by or pursuant to this Deed including (without prejudice to the generality of the foregoing):

            (a) failure to obtain any licence, consent or other authority for the execution, delivery, validity, legality, adequacy, performance, enforceability or admissibility in evidence of any of this Deed or any other document;

            (b) failure to effect or procure registration of or otherwise protect any security created or purported to be created by or pursuant to any of this Deed or any other document by registering under any applicable registration laws in any territory, any notice, caution or other entry prescribed by or pursuant to the provisions of the said laws;

            (c) failure to take or require the Mortgagor to take any steps to render the security created or purported to be created by or pursuant to any of this Deed effective as regards any property outside England and Wales or to secure the creation of any ancillary charge under the laws of any territory concerned; or

            (d) failure to call for delivery of documents of title to or require transfers, legal mortgages, charges or other further assurances in relation to any of the Investments;

17.10.6 ACTS AND OMISSIONS: the Security Trustee shall not in fulfilling its duties and discharging its responsibilities as Security Trustee be liable or responsible for any loss or damage which may result from anything done or omitted to be done by it in accordance with the provisions of this Deed;

17.10.7 COMPLIANCE WITH LAWS: the Security Trustee may refrain from doing anything which would or might in its opinion be contrary to any law of any jurisdiction or any regulation or which would or might otherwise render it liable to any person and may do anything which is, in its absolute discretion, necessary to comply with any such law or regulation;

            (a) DEPOSIT OF SECURITY DOCUMENTS: the Security Trustee shall be at liberty to place all title deeds and other documents certifying, representing or constituting the title to any of the Investments for the time being in its hands in any safe deposit, safe or receptacle selected by the Security Trustee or with any bankers or banking company (including the Security Trustee or any of the other Beneficiaries) or company whose business includes undertaking the safe custody of documents or solicitors or firm of solicitors, may pay all reasonable sums required to be paid on account of or in respect of such deposit and may make any such arrangements as it thinks fit for allowing the Mortgagor or its lawyers or auditors access to or possession of such title deeds and other documents when necessary or convenient and the Security Trustee shall not be responsible for any loss incurred in connection with any such deposit, access or possession;

17.10.8 USE OF NOMINEES: any investment of any part or all of the Investments may, at the discretion of the Security Trustee, be made or retained in the names of nominees;

17.10.9 DELEGATION: the Security Trustee may, whenever it thinks fit, delegate by power of attorney or otherwise to any person or persons, or fluctuating body of persons, all or any of the rights, powers, authorities and discretions vested in it by any of the Loan Documents and such delegation may be made upon such terms and subject to such conditions (including the power to sub-delegate) and subject to such regulations as it may think fit and it shall not be bound to supervise, or to be in any way responsible for any loss, liability, costs, charges or expenses incurred by reason of any misconduct or default on the part of, any such delegate or subdelegate; and

17.10.10 INSURANCE: without prejudice to any other provision of any of the Loan Documents, the Security Trustee shall not be under any obligation to insure any of the Investments or to require any other person to maintain any such insurance and shall not be responsible for any loss or damage which may be suffered by any person as a result of the lack of or inadequacy or insufficiency of any such insurance.

17.11       RELATIONSHIP WITH THE BENEFICIARIES

            The Security Trustee shall, for the purposes of the Loan Documents, be entitled to deal with each of the Beneficiaries by dealing exclusively with the Agent.

17.12       INDEMNITY PROVISIONS

            The Security Trustee and every attorney, agent or other person appointed by it under any of the Loan Documents may indemnify itself or himself out of the Investments against all claims, demands, liabilities, proceedings, costs, fees, charges, losses and expenses properly incurred by any of them in relation to or arising out of the taking or holding of the Investments, the exercise or purported exercise of the rights, trusts, powers and discretions vested in any of them or any other matter or thing done or omitted to be done in connection with any of the Loan Documents or pursuant to any law or regulation.

17.13       APPOINTMENT OF ADDITIONAL SECURITY TRUSTEES

            The Security Trustee may at any time appoint any person (whether or not a trust corporation) to act either as a separate trustee or as a co-trustee jointly with it (i) if it considers such appointment to be in the interests of the Beneficiaries or (ii) for the purposes of conforming to any legal requirements, restrictions or conditions which the Security Trustee deems relevant for the purposes hereof. Any person so appointed shall have such powers, authorities and discretions and such duties and obligations as shall be conferred or imposed on such person by the instrument of appointment and shall have the same rights, powers, discretions and benefits under the Loan Documents as the Security Trustee. Save where the contrary is indicated or unless the context otherwise requires any reference in the Loan Documents to the Security Trustee shall be construed as a reference to the Security Trustee and each such separate trustee and co-trustee. The Security Trustee shall have power in like manner to remove any person so appointed. Such remuneration as the Security Trustee may pay to any person so appointed, and any costs, charges and expenses incurred by such person in performing its functions pursuant to such appointment, shall for the purposes hereof be treated as costs, charges and expenses incurred by the Security Trustee in performing its function as trustee hereunder.

17.14       RESIGNATION

            The Security Trustee may, following consultation with the Beneficiaries, resign at any time by giving not less than 30 days notice in writing to that effect to each of the Beneficiaries provided that such resignation shall not become effective until a successor to the Security Trustee has been appointed and accepted its appointment and all necessary documents have been entered into to ensure that the benefit of this Debenture is held by such successor.

18          COUNTERPARTS

            This Deed may be executed in any number of counterparts and by facsimile transmission and by different parties on separate counterparts each of which will constitute an original and all the counterparts together will constitute the same instrument.

19          LAW AND JURISDICTION

19.1        LAW

            This Deed and the rights and obligations of the parties hereto shall be governed by and construed in accordance with English law.

19.2        JURISDICTION

19.2.1 SUBMISSION: Each of the parties to this Deed (other than the Security Trustee) agrees for the benefit of the Security Trustee that the courts of England shall have jurisdiction to hear and determine, any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Deed and, for such purposes, irrevocably submits to the jurisdiction of such courts.

19.2.2 FORUM: The Mortgagor irrevocably waives any objection which it might now or hereafter have to the courts referred to in clause 19.2.1 being nominated as the forum to hear and determine any suit, action or proceeding, and to settle any dispute, which may arise out of or in connection with this Deed and agrees not to claim that any such court is not a convenient or appropriate forum.

19.2.3 SERVICE OF PROCESS: The Mortgagor agrees that the process by which any suit, action or proceeding is begun may be served on it by being delivered to Ashworth, Inc., c/o Ashworth UK Limited, 21 St Thomas Street, Bristol, BS 1 6JS.

19.2.4 OTHER COMPETENT JURISDICTIONS: The submission to the jurisdiction of the courts referred to in clause 19.2.1 shall not (and shall not be construed so as to) limit the right of the Security Trustee to take proceedings against the Mortgagor in any other court of competent jurisdiction nor shall the taking of proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction, whether concurrently or not.

19.2.5 CONSENT TO ENFORCEMENT: The Mortgagor hereby consents generally in respect of any legal action or proceeding arising out of or in connection with this Deed to the giving of any relief or the issue of any process in connection with such action or proceeding including, without limitation, the making, enforcement or execution against any property whatsoever (irrespective of its use or intended use) of any order or judgment which may be made or given in such action or proceeding.

IN WITNESS whereof the Mortgagor has duly executed this Deed as a deed and intends to deliver and hereby delivers the same on the date first above written and, prior to such delivery, this Deed has been duly signed on behalf of the Security Trustee, in the manner appearing below.

THE MORTGAGOR

EXECUTED as a DEED by

ASHWORTH, INC.

By:____________________________________
         Terence W. Tsang

Its: Executive Vice President, Chief Operating
Officer, Chief Financial Officer, Chief
Accounting Officer and Treasurer

Address:    2765 Loker Avenue West
            Carlsbad, CA 92008
            USA

Fax:        (760) 476-8438

THE SECURITY TRUSTEE

SIGNED for and on behalf of
UNION BANK OF CALIFORNIA, N.A. AS
Security Trustee by:

____________________________________
Name: ______________________________
Title: _____________________________

Address:    530 B Street, 4th Floor
            San Diego, CA 92101-4407
            Mail Code: S-420

Fax:        (619) 230-3010

             [SIGNATURE PAGE TO EQUITABLE MORTGAGE OVER SECURITIES]

                                   SCHEDULE 1

                                 THE SECURITIES

                                 ISSUED SHARE         DESCRIPTION AND NUMBER    SHARE CERTIFICATE
       NAME OF COMPANY             CAPITAL                  OF SHARES               NUMBER(s)
       ---------------             -------                  ---------               ---------
    Ashworth U.K., Limited      (pound)205,000        205,000 Ordinary Shares       1, 2, 3, 4
   (Company No.: 02862712)                               of (pound)1 each

                                   SCHEDULE 2

                           FORM OF NOMINEE UNDERTAKING

To:   Union Bank of California, N.A.
      [     ]

From: [     ]

                                                                          [Date]

Dear Sirs,

1 I/We refer to the Equitable Mortgage over Securities dated [ ] (such Mortgage, as the same may have been or may from time to time be amended, varied, supplemented, novated or replaced being referred to
            as "the Deed") and made between [          ] ("THE MORTGAGOR") and
            yourselves as Security Trustee. Terms defined in the Deed shall (unless otherwise defined in this Undertaking or the context otherwise requires) bear the same meanings in this Undertaking.

2 I/We declare that I/we hold the securities listed in the Appendix ("THE NOMINEE SECURITIES") to your order subject to the terms and conditions of the Deed.

3 I/We declare that I/we am/are not and shall never be entitled to any interest, claim or lien in or over the Nominee Securities.

4 I/We will following notice from you to me/us [of the happening of any event or circumstance which entitles you to take any action by way of enforcement of your rights under the Deed] (such notice to be deemed conclusive and binding on me/us for all purposes) forthwith pay to you any dividends or other payments of money received by me/us in respect of the Nominee Securities and I/we hereby declare myself/ourselves as trustee of such dividends or other payments of money to hold the same, pending such payment, upon trust to pay the same to you in the manner aforesaid.

5 I/We will forthwith notify you of the contents of any communication or document received by me/us as holder of the Nominee Securities.

6 I/We will following notice from you to me/us [of the happening of any event or circumstance which entitles you to take any action by way of enforcement of your rights under the Deed] (such notice to be deemed conclusive and binding on me/us for all purposes) exercise, or refrain from exercising, all of my/our voting rights in respect of the Nominee Securities in accordance with your instructions provided that prior to the receipt of any such notice as aforesaid, I/we will not exercise such voting rights or any other rights forming part of the Nominee Securities other than in accordance with the terms of the Deed.]

7 I/We will, forthwith upon receipt by me/us of any Derivative Assets in respect of the Nominee Securities, deliver to you all certificates and other documents constituting or evidencing title to such Derivative Assets and each part thereof together with instruments of transfer relating to the same complying with the provisions of clause 5.1.4 of the Deed and otherwise in such manner as you may require.

8 I/We hereby irrevocably appoint you, and each and every person to whom you shall from time to time have delegated the exercise of the power of attorney conferred by this paragraph 8 to be my/our attorney or attorneys and in my/our name and otherwise on my/our behalf and as my/our act and deed to sign, seal, execute, deliver and perfect and do all other deeds, instruments, acts and things which may be required (or which you shall consider requisite) for carrying out any obligation imposed on me/us by or pursuant to this Undertaking (including, any covenants for further assurance implied by section 1(2) of the Law of Property (Miscellaneous Provisions) Act 1994, which shall be deemed to be within this power as if I/we had legally mortgaged the Nominee Securities to you with full title guarantee) for carrying any sales or other dealing by you into effect, for conveying or transferring any legal estate, entitlement or other interest in the Nominee Securities or otherwise howsoever and generally for enabling you to exercise the respective powers conferred on you by or pursuant to this Undertaking or the Deed, as the case may be, or by law. You shall have full power to delegate the power conferred on you by this paragraph 8, but no such delegation shall include the subsequent exercise of such power by you or preclude you from making a subsequent delegation of such power to some other person. Any such delegation may be revoked by you at any time.

9 I/We shall ratify and confirm all transactions entered into by you or any delegate of yours in the exercise or purported exercise of the respective powers of any such person and all transactions entered into, documents executed and things done by you or any delegate by virtue of the power of attorney given by paragraph 8 above.

10 The power of attorney granted by this Undertaking is granted irrevocably and for value as part of the security constituted by this Undertaking and the Deed to secure the proprietary interest of, and the performance of obligations owed to, to respective donee(s) within the meaning of the Powers of Attorney Act 1971.

11 This Undertaking shall be governed by and construed in accordance with English law.

IN WITNESS whereof I/we have caused this Undertaking to be executed as a deed the day and the year first before written.

SIGNED and DELIVERED                  )
by [NAME OF NOMINEE]                  )
in the presence of:                   )

Witness' Signature            ___________________________

Name in blocks letters        ___________________________

Address                       ___________________________
                              ___________________________
                              ___________________________
                              ___________________________

Occupation                    ___________________________

                                  THE APPENDIX

                             THE NOMINEE SECURITIES

                                 ISSUED SHARE         DESCRIPTION AND NUMBER    SHARE CERTIFICATE
       NAME OF COMPANY             CAPITAL                  OF SHARES               NUMBER(s)
       ---------------             -------                  ---------               ---------

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

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